UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 2, 2015

HW HOLDINGS, INC.

(Exact Name of Company as Specified in Charter)

Commission File Number: 000-53976

Nevada	98-0513655
(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification Number)

506 S. Spring Street #13575

Los Angeles, California 90013

 (Address of Principal Executive Offices, Zip Code)

Company’s telephone number, including area code: (213) 741-1920

HORIYOSHI WORLDWIDE INC.

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03 Amendments to Articles of Incorporation or Bylaws

Item 8.01 Other Items

On November 24, 2014, our board of directors and a majority holder of our company’s voting securities approved a change of name of our company to HW Holdings, Inc.

A Certificate of Amendment to effect the change of name was filed and becomes effective with the Nevada Secretary of State on March 2, 2015.

The amendment has been reviewed by the Financial Industry Regulatory Authority (FINRA) and has been approved for filing with an effective date of March 2, 2015.

The name change will become effective with the Over-the-Counter Bulletin Board at the opening of trading on March 2, 2015. Our trading symbol remains "HHWW" and our new CUSIP number is 40441G107.

Item 9.01 Exhibits.

Exhibit No.	Description of Exhibit
3.1	Certificate of Amendment filed with the Nevada Secretary of State on February 20, 2015 with an effective date of March 2, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HW HOLDINGS, INC.

Dated: March 2, 2015	By: /s/ Kerry Chung
Kerry Chung
President and Chief Executive Officer